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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 14, 2000.

                      TREATS INTERNATIONAL ENTERPRISES INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

             0-21418                                 13-3495199
             -------                                 ----------
     (Commission File Number)             (IRS Employer Identification No.)

               418 PRESTON STREET, OTTAWA, ONTARIO, CANADA K1S 4N2
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (613) 563-4073

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5                             OTHER EVENTS

Treats International Enterprises, Inc. ("TIEI") announced on Friday July 14, 2000 that the Company's board of directors has authorized a 1 for 3 reverse split of its common stock effective July 14, 2000. The reverse split was approved by a majority of the shareholders of TIEI.

A notice and appropriate documentation of the reverse split was sent to all shareholders of record. Nasdaq has notified TIEI that effective July 14, 2000 the trading symbol for TIEI has changed to TRIE (Nasdaq OTCBB)




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATS INTERNATIONAL ENTERPRISES INC.




By:    / s / John A. Deknatel                         Dated: JULY 16, 2000
       ----------------------                                -------------
         Chief Operating Officer